INVESTORS’ RIGHTS AGREEMENT

INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), dated as of February 2, 2009, by and among Pipeline Data Inc., a Delaware corporation, with principal offices located at 1515 Hancock Street, Suite 301, Quincy, MA 02169 (the “Company”), and the undersigned buyers (each, a “Buyer” and, collectively, the “Buyers”).

WHEREAS:

A.        In connection with the Stock Purchase Agreement by and among the parties hereto of even date herewith (the “Stock Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to sell Series A Preferred Stock (the “Shares”) to the Buyers;

B.        To induce the Buyers to execute and deliver the Stock Purchase Agreement, contemporaneously with the execution of the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, and other rights to the Buyers, with respect to the Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.         “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations hereunder, or any similar successor statutes.

b.          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c.         “Effectiveness Deadline” means the Initial Effectiveness Deadline (as defined in Section 2(a) hereto).

d.         “Filing Deadline” means the Initial Filing Deadline (as defined in Section 2(a) hereof).

e.         “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities.

f.         “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and such a transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

g.         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a Governmental Entity or any other legal entity.

h.         “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

i.          “Registrable Securities” means (i) the Shares required to be issued on the Closing Date (as defined in the Stock Purchase Agreement), and (ii) any shares of Capital Stock of the Company issued or issuable with respect to such Shares upon the conversion of the Shares or as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on issuance of the Shares (including, without limitation, the shares of Series B Preferred for which the Shares may be exchanged pursuant to the Stock Purchase Agreement); provided, however, that any such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (ii) such securities are sold in accordance with Rule 144 (as defined in Section 8) or (iii) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

j.          “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

k.         “Required Buyers” means Buyers that purchased at least one-half (1/2) of the Shares at the Closing.

l.          “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

m.	“SEC” means the United States Securities and Exchange Commission.

n.         “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Investor, except for the fees and disbursements of the Legal Counsel borne and paid by the Company as provided in Section 5.

o.         “Trading Day” means any day on which the common stock of the Company (the “Common Stock”) (or other security as applicable) is traded on the Over-the-Counter Bulletin Board (or securities exchange or trading market) (the “Principal Market;” provided, however, that, if after the date of this Agreement the Common Stock is listed on a national securities exchange, the “Principal Market” shall mean such national securities exchange); provided, however, that “Trading Day” shall not include any day on which the Common Stock (or other security, as applicable) is scheduled to trade, or actually trades on the Principal Market (or other securities exchange or trading market) for less than 4.5 hours.

p.         “Weighted Average Price” means, for the Common Stock or any other security as of any date, the volume-weighted average price for the Common Stock or other security on the Principal Market (or, for any security other than the Common Stock, the principal securities exchange or trading market for such security) during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market (or other securities exchange or trading market, as applicable) publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market (or other securities exchange or trading market, as applicable) publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of the Common Stock or other security in the over-the-counter market on the electronic bulletin board for the Common Stock or other security during the period beginning at 9:30 a.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no volume-weighted average price is reported for the Common Stock or other security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Common Stock or other security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for the Common Stock or other security on such date on any of the foregoing bases, the Weighted Average Price of the Common Stock or other security on such date shall be the fair market value as mutually determined by the Company and the Required Buyers. All determinations of Weighted Average Price are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

2.	REGISTRATION.

a.         Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable after (i) the completion of the filing of a proxy statement pursuant to the applicable Securities Laws and resultant shareholder approval (which shall include the approval of the Buyers) necessary to increase the Company’s authorized shares and (ii) the acceptance by the Secretary of State of Delaware of a Certificate of Amendment to the Certificate of Incorporation of the Company, increasing the Company’s authorized shares as contemplated in the Stock Purchase Agreement (the “Initial Filing Deadline”), file with the SEC a Registration Statement (subject to Section 2(d) hereof) covering the resale of by each of the Investors of all of the Registrable Securities issued or issuable to such Investor. The Company shall use its best efforts to have the Initial Registration Statement, covering the resale of the maximum amount of the Registrable Securities as allowed by the SEC, declared effective by the SEC as soon as practicable after the date of filing (the “Initial Effectiveness Deadline”).

b.         Allocation of Registrable Securities. In no event shall the Company include any securities other than Registrable Securities in any Registration Statement without the prior written consent of the Required Buyers; provided, however, that notwithstanding anything to the contrary herein, the Company shall be entitled to avail itself of Rule 429 under the Securities Act with respect to any currently effective registration statement.

c.         Legal Counsel. Subject to Section 5 hereof, the Buyers shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Akerman Senterfitt or such other counsel as thereafter designated by the Required Buyers. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

d.         Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1, Form SB-2 or another appropriate form reasonably acceptable to the Required Buyers and (ii) undertake to register the Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement or otherwise) as soon as such form is available for such registration, provided that the Company shall maintain the effectiveness of the existing Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

e.	Notwithstanding anything to the contrary contained in this Agreement,

i.          the Company shall not be required under this Agreement to file or amend a Registration Statement for any offering that would be deemed by the SEC to constitute a primary offering of securities by the Company. In the event that, as a result of the operation of the preceding sentence, the Company cannot include all of the Registrable Securities in any Registration Statement, then the Company shall include in the applicable Registration Statement the maximum number of Registrable Securities that can be included therein without causing the Registration Statement to be deemed to register a primary offering by the Company, with the number of Registrable Securities included in such Registration Statement to be allocated among the Investors in proportion to the total Registrable Securities held by each Investor on the date that the applicable Registration Statement is filed. With respect to any Registrable Securities that are not included in the applicable Registration Statement (the “Excluded Securities”), the Company shall include the Excluded Securities in a subsequently filed Registration Statement (an “Additional Registration Statement”) that is filed on the earliest possible date on which Excluded Securities can be included in the Additional Registration Statement without the Additional Registration Statement being deemed to register a primary offering of securities by the Company (an “Additional Filing Date”); provided that if the Company is advised by the SEC that the inclusion of all Excluded Securities in the Additional Registration Statement would cause the Additional Registration Statement to be deemed a registration of a primary offering by the Company, then such Additional Registration Statement shall include only the maximum number of Excluded Securities that could be included in such Registration Statement without it being deemed to be a registration for a primary offering by the Company. If all Excluded Securities cannot be registered on such Additional Registration Statement, then the Company will be obligated to continue filing Additional Registration Statements as soon as is permitted by the SEC to cover as many additional Excluded Securities as possible. The Company’s obligations under this Agreement with respect to all Additional Registration Statements shall be the same as its obligations for the original Registration Statement, provided that the “Filing Date” for each such Additional Registration Statement shall be the Additional Filing Date, and the “Initial Effectiveness Deadline” for each such Additional Registration Statement shall be delayed by the number of days that elapses between the Filing Date and Additional Filing Date; and provided further that the “Filing Date” for each Additional Registration Statement (if applicable) shall be the earliest possible date on which Excluded Securities can be included in such Additional Registration Statement without such Additional Registration Statement being deemed to register a primary offering of securities by the Company (the “Additional Filing Date”), and the “Initial Effectiveness Deadline” for such Additional Registration Statement shall be delayed by the number of days that elapses between the Filing Date for the original Registration Statement and such Additional Filing Date. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in any Registration Statement for such transferor. To the extent permitted under applicable SEC rules, procedures, or practices, any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement; and

ii.        the Company shall not be responsible for any delays or limitations on effectiveness that are the direct result of actions or omissions of the Buyers or their agents, including but not limited to uncleared comments by the SEC directly related to the Buyers.

f.         No Piggyback on Registrations. Subject to Section 2(b) above, neither the Company nor any of its security holders (other than the Buyers in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities. The Company shall not file any other resale registration statement until the Registration Statements with respect to all Registrable Securities have been declared effective by the SEC, provided, that this Section 2(g) shall not prohibit the Company from filing amendments to Registration Statements already filed.

3.	RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.         Subject to Section 2(f), the Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Promptly after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act. Subject to the provisions of this Agreement, the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act, as such rule may be amended from time to time, (ii) the date as of which the Investors may sell all of such Registrable Securities without restriction pursuant to Rule 144 without the requirement for compliance with Rule 144(e), (f) or (h) (or successor thereto), as such rules may be amended from time to time or (iii) the date on which the Investors have informed the Company that the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”). Such Registration Statement (including any amendments or supplements thereto) and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall not at any time contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, promptly after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.         The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-QSB, Form 10-KSB or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC promptly after the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.         The Company shall (A) permit Legal Counsel to review and comment upon (i) any Registration Statement at least five Business Days prior to its filing with the SEC, and (ii) all prospectuses and all amendments and supplements to all Registration Statements and prospectuses (except for Annual Reports on Form 10-K or 10-KSB, Quarterly Reports on Form 10-Q or 10-QSB, and Current Reports on Form 8-K, and any similar or successor reports) at least a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement, prospectus, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior written notice thereof to Legal Counsel and each Investor. The Company shall furnish to Legal Counsel, upon request and without charge, (i) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.         The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, upon request and without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via EDGAR, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.         The Company shall use its best efforts to (i) register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonable requested by the Required Buyers; provided, the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e) or (y) subject itself to general taxation in any such jurisdiction or (z) consent to the service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or blue-sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.         The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in, or relating to, a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one copy of such supplement or amendment to Legal Counsel and each Investor. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.         The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.         At the reasonable request (in the context of the securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

i.          The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j.          The Company shall use its best efforts to (i) cause all the Registrable Securities covered by a Registration Statement to be listed or approved for quotation on each securities exchange or trading market, including, without limitation, the Over-the-Counter Bulletin Board, on which securities of the same class or series issued by the Company are listed, or quoted and (ii) without limiting the generality of the foregoing, arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k.         The Company shall cooperate with the Investors who hold Registrable Securities being offered and sold and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

l.          The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

m.        The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

n.         The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o.         Promptly after a Registration Statement which covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(o) and any subsequent notices to such new transfer agent.

p.         The Company shall make such filings with the NASD (including providing all required information and paying required fees thereto) as and when reasonably requested by any Investors and make all other filings, obtain all other approvals and take all other actions reasonably necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from the NASD.

q.         The Company shall not register any of its securities for sale for its own account (other than for issuance to employees, directors and consultants, of the Company under an employee benefit plan or for issuance in a business combination transaction) other than pursuant to a firm commitment underwritten offering. Except pursuant to this Agreement, the Company shall not file any Registration Statement (other than on Form S-8 or Form S-4) with the SEC prior to the date that the Initial Registration Statement is declared effective by the SEC.

4.	OBLIGATIONS OF THE INVESTORS.

a.         At least seven Business Days prior to the first anticipated filing date of a Registration Statement and at least five Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.         Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement in which case such Investor shall not be entitled to any payment set forth in Section 2(e) with respect thereto.

c.         Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) hereof or the first sentence of Section 3(f) hereof, such Investor will promptly discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) hereof or the first sentence of Section 3(f) hereof or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for Registrable Securities to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) hereof or the first sentence of Section 3(f) hereof and for which the Investor has not yet settled.

5.	EXPENSES OF REGISTRATION.

All reasonable expenses (excluding Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3 hereof, shall be paid by the Company, including all registration, listing and qualifications fees, printers and accounting fees, reasonable fees and disbursements of counsel for the Company, and reasonable fees (not to exceed $15,000) and disbursements of Legal Counsel for the Investors.

6.	INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.         To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c) hereof, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be required to pay the fees and expenses of more than one legal counsel (in addition to local counsel) for all Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) and the agreement with respect to contribution contained in Section 7: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d) hereof, (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, and (iii) shall not apply to a Claim that results from the gross negligence or willful misconduct of the Indemnitee or from a cause of action, suit or claim brought against an Indemnitee by such Indemnitee’s owners, investors or Affiliates. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

b.         Each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) hereof, the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Investor in such registration statement, and any controlling Person of any such underwriter or other holder (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use in connection with such registration; and, subject to Section 6(c) hereof, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 hereof shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; and provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the proceeds to such Investor as a result of the sale of Registrable Securities (net of any Selling Expenses borne by such Investor) pursuant to the Registration Statement giving rise to such action or claim for indemnification, except in the case of fraud by such Investor.

c.         Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of such counsel will be at the expense of such Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the Indemnified Person or the Indemnified Party, as the case may be, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company, if it is the Indemnifying Party, shall pay reasonable fees for only one separate legal counsel (plus any local counsel) for the Investors, and such legal counsel shall be selected by the Investors holding at least 1/2 in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The failure to give written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party under this Section 6

d.         The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.         The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

f.         The obligations of the indemnifying party under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration under Section 2 and Section 3 hereof and shall survive the termination of this Agreement.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities that was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the amount of proceeds received by such seller from the sale of such Registrable Securities (net of any Selling Expenses borne by such Investor) pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

8.	REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act (“Rule 144”) or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration or pursuant to a registration on From S-3, the Company agrees to:

a.         make and keep public information available, as those terms are understood and defined in Rule 144;

b.         use its best efforts to file with the SEC in a timely manner (giving effect to any extensions of time permitted by Rule 12b-25 under the 1934 Act) all reports and other documents required of the Company under the 1934 Act at any time the Company is subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Stock Purchase Agreement); and

c.         furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies) (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration or any other rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S03 (at any time after the Company so qualifies to use such form).

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

Subject to compliance with applicable laws, the rights under this Agreement may be assigned (but only with all related obligations) by an Investor to a transferee of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Stock Purchase Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as otherwise expressly provided herein.

10.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Buyers. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement; provided, however, that any rights hereunder may be waived by any party on such party’s own behalf, without the consent of any other party.

11.	RIGHT OF FIRST OFFER.

Subject to the terms and conditions specified in this Section 11, the Company hereby grants to each Investor a right of first offer with respect to (i) future sales by the Company of any of its Capital Stock and (ii) future incurrences of Indebtedness (as defined in the Stock Purchase Agreement) by the Company. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any Capital Stock or incur any Indebtedness, the Company shall first make an offering of such Capital Stock or Indebtedness to each Investor in accordance with the following provisions:

a.         The Company shall deliver a notice in accordance with Section 12 (“Notice”) to the Investors stating (i) its bona fide intention to offer such Capital Stock or incur such Indebtdness, as applicable, (ii) the number of shares or securities of Capital Stock to be offered, or the amount of Indebtedness to be incurred and (iii) the price and terms upon which it proposes to offer such Capital Stock or incur such Indebtedness.

b.         By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Investor may elect to purchase or, with respect to Indebtedness, lend, at the price and on the terms specified in the Notice, up to that portion of such Capital Stock or Indebtedness, as applicable, that equals the proportion that the number of shares of Registrable Securities issued and held by such Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding). The Company shall promptly, in writing, inform each Investor that elects to purchase all the Capital Stock, or lend all the Indebtedness, available to it (a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Capital Stock, or lend that portion of Indebtedness, for which Investors were entitled to subscribe, but which were not subscribed for by the Investors, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Fully-Exercising Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding).

c.         Subject to any other rights of Investor in the Company’s Amended and Restated Certificate of Incorporation or otherwise (which such rights are not intended to be limited in any way by the provisions contained herein), if all Capital Stock, or Indebtedness (as applicable), that Investors are entitled to obtain pursuant to section 11 are not elected to be obtained as provided in subsection 11(b) hereof, the Company may, during the one hundred twenty (120) day period following the expiration of the period provided in section 11(b) hereof, offer the remaining unsubscribed portion of such Capital Stock or Indebtedness to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Capital Stock, or to incur such Indebtedness, within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, subject to allowances for regulatory approvals, the right provided hereunder shall be deemed to be revived and such Capital Stock and/or Indebtedness shall not be offered unless first reoffered to the Investors in accordance herewith.

d.         The right of first offer with respect to the Capital Stock in this Section 11 shall be all or nothing and shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Company’s Board of Directors; (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Act, at an offering price of at least $0.336 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and resulting in proceeds to the Company of at least $100,000,000 in the aggregate, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, or (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise. The right of first offer with respect to Indebtedness shall not apply with respect to Permitted Indebtedness (as defined in the Stock Purchase Agreement).

e.         The covenants set forth in this Section 11 shall terminate and be of no further force or effect upon the consummation of (i) the Company’s sale of its Common Stock or other securities pursuant to Registration Statement under the Act, at an offering price of at least $0.336 per share (appropriately adjusted for any stock split, dividend, combination or the like) and resulting in proceeds to the Company of at least $100,000,000 in the aggregate (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction) or (ii) a Liquidation Event, as that term is defined in the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time).

12.	MISCELLANEOUS.

a.         A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.         Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Pipeline Data, Inc.

1515 Hancock Street

Suite 301

Quincy, MA 02169

Attention: Chief Executive Officer

Facsimile: 315-389-5333

With a copy to (which copy shall not constitute notice):

Sheila G. Corvino, Esq.

811 Dorset West Road

Dorset, VT 05251

Facsimile: 802-867-2468

If to Legal Counsel:

Akerman Senterfitt

SunTrust International Center

One SE 3rd Avenue, 25th Floor

Miami, FL 33131

Attention: Jose Gordo, Esq.

Facsimile: 305-374-5095

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Stock Purchase Agreement, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least 5 days prior to the effectiveness of such change.

If to an Investor (other than a Buyer), to such Investor at the address and/or facsimile number reflected in the records of the Company.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 3(c) hereof to permit Legal Counsel to review such Registration Statement (or amendment or supplement) prior to filing (and solely for such purpose) by email to Jose.Gordo@akerman.com (or such other e-mail address as has been provided for such purpose), provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

c.         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.         All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the

State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.         This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.         Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.         This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

i.          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.          All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Buyers. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k.         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.          Each Buyer and each holder of the Registrable Securities shall have all rights and remedies set forth in the Transaction Documents (as defined in the Stock Purchase Agreement) and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m.        This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6(a) and 6(b) hereof, each Investor, the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act and the 1934 Act, and each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act and the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.         The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

o.         Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Stock Purchase Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (d) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (e) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Investors’ Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

PIPELINE DATA, INC.

By: /s/ MacAllister Smith

Name: MacAllister Smith

Title: Chief Executive Officer

BUYERS:

PIPELINE HOLDINGS, LLC,

a Delaware limited liability company

By its Manager:

COMVEST PIPELINE HOLDINGS, LLC,

a Delaware limited liability company

By:	COMVEST INVESTMENT PARTNERS III, L.P.,

its Sole Member

By:	ComVest Partners III, LLC,
its General Partner

By:/s/ Daniel Nenadovic
Name: Daniel Nenadovic

Title: Managing Director and Partner

Signature Page to Investors’ Rights Agreement

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn:

Re:	Pipeline Data, Inc.

Ladies and Gentlemen:

We are counsel to Pipeline Data, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”), pursuant to which the Company issued to the Holders Series A Convertible Preferred Stock of the Company. Pursuant to the Stock Purchase Agreement, the Company also has entered into an Investors’ Rights Agreement with the Holders (the “Investors’ Rights Agreement”) pursuant to which the Company has registered the Registrable Securities (as defined in the an Investors’ Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the an Investors’ Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS], and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

cc:	[LIST NAMES OF HOLDERS]

{M2718705;6}

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